SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

SPARTAN STORES, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of principal executive offices)	49518-8700 (Zip Code)

Registrant's telephone number,
including area code:  (616) 878-2000

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

	(c)	Exhibits: The following documents are attached as exhibits to this report on Form 8-K:

	99.1	Press Release dated July 30, 2003

	99.2	Press Release dated July 30, 2003

Item 9.          Regulation FD Disclosure.

          Spartan Stores, Inc. ("Spartan Stores") intends to hold its 2003 annual meeting of shareholders on Wednesday, August 6, 2003, beginning at 10:00 a.m. On July 30, 2003, Spartan Stores issued a press release announcing that the annual meeting will be webcast live. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. This report and Exhibit 99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission.

Item 12.          Results of Operations and Financial Condition.

          On July 30, 2003, Spartan Stores, Inc. issued the press release attached as Exhibit 99.2 to this Form 8-K concerning its financial results for the quarter ended June 21, 2003. This report and Exhibit 99.2 are furnished and are not considered "filed" with the Securities and Exchange Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2003	SPARTAN STORES, INC.

	By	/s/ David M. Staples
David M. Staples Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated July 30, 2003.

99.2	Press Release dated July 30, 2003.